                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported)        January 31, 1997
                                                            ----------------

                            PREFERRED NETWORKS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                       0-27658                        58-1954892
---------------               -----------------                   ----------
(State or other            (Commission File Number)            I.R.S. Employer
jurisdiction of                                              Identification No.)
 incorporation)



850 Center Way, Norcross, Georgia                           30071
-------------------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)

(Registrant's telephone number, including area code)        (770) 582-3500
                                                            --------------

--------------------------------------------------------------
(Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OF ASSETS.

        On January 31, 1997, Preferred Networks, Inc. ("PNI") acquired all of the outstanding common stock of Mercury Paging & Communications, Inc., a Delaware corporation, HTB Communications Inc., a New York corporation, Custom Page, Inc., a Delaware corporation and M.P.C. Distributors Inc., a New York corporation (collectively, the "Sellers"), constituting all of the outstanding capital stock of each of the Sellers, pursuant to a Stock Purchase Agreement dated as of September 30, 1996 (the "Stock Purchase Agreement") among PNI, each of the Sellers, and Michael Collins, Robert Lifton, Ronald Portnoy, Howard Weingrow and Allen Wolfbiss, who are collectively the shareholders of the Sellers (the "Shareholders"). PNI purchased the outstanding capital stock of each of the Sellers (the "Shares") directly from the Shareholders.

        As consideration for the Shares, PNI paid to the Shareholders (or to third parties for the benefit of the Shareholders) $7,298,487.69 in cash and 468,241 shares of PNI's $.0001 par value common stock ("PNI Common Stock").
The cash consideration payable to the Shareholders is subject to adjustment based upon the amount by which certain liabilities of the Sellers as of January 31, 1997 exceed certain of their assets as of such date, as set forth in the Stock Purchase Agreement. The cash portion of the consideration paid to the Shareholders on the closing date reflects an estimate of the January 31, 1997 adjustment, and an additional $100,000 held in escrow pending finalization of the January 31, 1997 balance sheet of Sellers. PNI will pay the Shareholders an additional 156,080 shares of PNI Common Stock and $5,000 cash after March 31, 1997, subject to reduction based upon the amount (if any) by which certain of Sellers' revenues for March 1997 are less than corresponding revenues for December 1996, as set forth in the Stock Purchase Agreement. PNI used a combination of working capital and bank debt under its credit facility with NationsBank, N.A. (South) to fund the cash consideration paid in connection with the acquisition, and intends to use either working capital or bank debt (or a combination) to fund any payment that may be required in connection with the January 31, 1997 balance sheet of Sellers and corresponding purchase price adjustment.

        The total consideration paid to the Shareholders was the result of arms-length negotiations between representatives of PNI and representatives of the Sellers and the Shareholders. Michael Collins, one of the Shareholders, is also an employee of PNI. Mr. Collins received less than one percent of the total consideration paid by PNI in the acquisition.

        The Sellers are engaged in the business of providing paging services on the exclusive radio common carrier 931.3125 MHz frequency throughout New
Jersey, New York and Southern Connecticut. PNI intends to continue to use Sellers' business assets in substantially the manner previously used by Sellers.

        PNI intends to account for the acquisition as a purchase and will include the results of Sellers' operations in its consolidated financial statements as of January 31, 1997.

Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

             a)  Financial Statements of Businesses Acquired.

                 The audited combined financial statements of Mercury Paging & Communications, Inc. and its affiliated companies as of and for the years ended December 31, 1996 and 1995 are filed as part of this Current Report on Form 8-K.

             a)  Pro Forma Financial Information

                 In accordance with Item 7(b) of Form 8-K, the unaudited pro forma condensed consolidated balance sheet of PNI as of December 31, 1996 and the unaudited pro forma condensed consolidated statement of operations of PNI for the year ended December 31, 1996 will be filed by an amendment to this Form 8-K no later than 60 days after February 18, 1997.

             c)  Exhibits

                 The following exhibits are filed as part of this current report on Form 8-K:

                 2.1 Stock Purchase Agreement by and among Preferred Networks, Inc., ("PNI") and Mercury Paging & Communication, Inc., HTB Communications Inc., Custom Page, Inc., and MPC Distributors, Inc. (collectively "Sellers") and the Shareholders of Sellers, dated as of September 30, 1996. This document appears as Exhibit
                       10.3 to PNI's Report on Form 10-Q for the quarterly period ended September 30, 1996 and is incorporated by reference herein. The exhibits and schedules to this Stock Purchase Agreement have been omitted from this
                       Exhibit 2.1. PNI agrees to furnish supplementally such exhibits and schedules to the Securities and Exchange Commission upon request.

                 23.1  Consent of Independent Auditors  -- Ernst & Young LLP

                 23.2 Consent of Independent Auditors - Schneider Ehrlich & Wengrover LLP

Item 7(a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED




                         Report of Independent Auditors

The Stockholders
Mercury Paging & Communications, Inc.
   and its affiliated companies

We have audited the combined balance sheet of Mercury Paging & Communications, Inc. and its affiliated companies (collectively, the Company) as of December 31, 1996 and the related combined statements of operations, changes in deficiency in net assets, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of Mercury Paging & Communications, Inc. and its affiliated companies at December 31, 1996 and the combined results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.


                                                   /s/ ERNST & YOUNG LLP



Atlanta, Georgia
January 24, 1997

                     Mercury Paging & Communications, Inc.
                          and Its Affiliated Companies

                             Combined Balance Sheet

                               December 31, 1996


ASSETS
Current Assets:
 Cash                                                             $  101,579
 Accounts receivable                                                 445,482
 Pager inventory                                                     446,309
 Prepaid expenses and other current assets                            15,919
                                                                  ----------
 Total current assets                                              1,009,289

Property and equipment, net                                          925,271
Other assets, net                                                    157,657
                                                                  ----------
Total assets                                                      $2,092,217
                                                                  ==========

LIABILITIES AND DEFICIENCY IN NET ASSETS
Current Liabilities:
 Accounts payable                                                 $  552,258
 Accrued expenses                                                    232,445
 Accrued taxes payable                                               216,254
 Deferred revenue                                                     74,004
 Note payable to bank                                              1,900,000
 Payables to stockholders                                            809,601
                                                                  ----------
Total current liabilities                                          3,784,562

Deficiency in net assets:
 Common stock                                                         11,000
 Accumulated deficit                                              (1,703,345)
                                                                  ----------
Total deficiency in net assets                                    (1,692,345)
                                                                  ----------
Total liabilities and deficiency in net assets                    $2,092,217
                                                                  ==========


See accompanying notes.

                     Mercury Paging & Communications, Inc.
                          and Its Affiliated Companies

                        Combined Statement of Operations

                          Year ended December 31, 1996


Revenues:
 Pager airtime                                                       $2,818,879
 Pager sales                                                          2,531,591
                                                                     ----------
                                                                      5,350,470

Cost of revenues:
 Pager airtime                                                          157,719
 Pager sales                                                          2,661,884
                                                                     ----------
                                                                      2,819,603
                                                                     ----------
                                                                      2,530,867

Selling, general and administrative expenses                          2,225,214
Depreciation and amortization                                           197,160
                                                                     ----------
Operating income                                                        108,493
Interest expense                                                        180,393
                                                                     ----------
Net loss                                                             $  (71,900)
                                                                     ==========



See accompanying notes.

                     Mercury Paging & Communications, Inc.
                          and Its Affiliated Companies

                 Combined Statement of Deficiency in Net Assets

                          Year ended December 31, 1996


                                                                   Total
                                  Common       Accumulated     Deficiency in
                                   Stock        Deficit         Net Assets
                                 --------------------------------------------
Balances at January 1, 1996      $ 11,000    $(1,631,445)       $(1,620,445)
 Net loss                               -        (71,900)           (71,900)
                                 ------------------------------------------
Balances at December 31, 1996    $ 11,000    $(1,703,345)       $(1,692,345)
                                 ==========================================



See accompanying notes.

                     Mercury Paging & Communications, Inc.
                          and Its Affiliated Companies

                        Combined Statement of Cash Flows

                          Year ended December 31, 1996


OPERATING ACTIVITIES
Net loss                                                           $(71,900)
Adjustments to reconcile net loss to net cash provided by
 operating activities:
   Depreciation and amortization                                    197,160
   Changes in operating assets and liabilities:
    Increase in accounts receivable                                (192,945)
    Decrease in inventory                                            49,833
    Increase in prepaid expenses and other current assets           (12,375)
    Increase in accounts payable and accrued expenses               259,842
    Decrease in deferred revenue                                    (66,635)
                                                                 ----------
Net cash provided by operating activities                           162,980


INVESTING ACTIVITIES
Purchase of furniture and equipment                                (128,351)
                                                                 ----------
Net cash used in investing activities                              (128,351)


FINANCING ACTIVITIES
Proceeds from increase in payables to stockholders                  600,000
Repayments of payables to stockholders                             (442,826)
Repayments of note payable to bank                               (2,000,000)
Proceeds from note payable to bank                                1,900,000
                                                                 ----------
Net cash provided by financing activities                            57,174
                                                                 ----------

Net increase in cash                                                 91,803
Cash at beginning of year                                             9,776
                                                                 ----------
Cash at end of year                                              $  101,579
                                                                 ==========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest                           $  176,163
                                                                 ==========



See accompanying notes.

                     Mercury Paging & Communications, Inc.
                          and Its Affiliated Companies

                     Notes to Combined Financial Statements

                               December 31, 1996



1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Mercury Paging & Communications, Inc. and its affiliated companies (collectively, the "Company") hold Federal Communications Commission ("FCC") frequency licenses and operate a paging reseller business in the New York City metropolitan area. The Company is engaged in the sale of pagers and pager airtime.

BASIS OF PRESENTATION

The accompanying combined financial statements of the following companies, which are related through common ownership and management: Mercury Paging & Communications, Inc., Custom Page, Inc., M.P.C. Distributors Inc. and HTB Communications Inc. All significant intercompany transactions have been eliminated.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the combined financial statements and accompanying notes. Actual results could differ from those estimates.

REVENUE RECOGNITION

The Company recognizes revenue on the sale of pager airtime when the service is provided. Revenue from the sale of pagers is recognized when the product is shipped.

ACCOUNTS RECEIVABLE

The Company performs periodic credit evaluations of its customers' financial condition and generally does not require collateral. Payment is generally due upon shipment for pager sales and within 30 days from invoice date for airtime sales. Credit losses have been consistent with management's expectations. No allowance for doubtful accounts has been established. The Company writes off uncollectable receivables directly against revenues.

                     Mercury Paging & Communications, Inc.
                          and Its Affiliated Companies

                   Notes to Financial Statements (continued)





1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVENTORIES

Inventories are stated at the lower of cost or market. Cost is computed on a first-in, first-out basis. Pager inventory has been reduced to market value at December 31, 1996.

PROPERTY AND EQUIPMENT

Property and equipment are carried at cost. Depreciation is provided based on the asset's estimated useful life (generally 5 to 7 years), principally using the straight line method. Accumulated depreciation totaled approximately $249,000 at December 31, 1996.

Property and equipment consist of the following as of December 31, 1996:

       Furniture and fixtures                     $   78,027
       Computer training                             131,891
       Transmitter equipment                         953,077
       Leasehold improvements                         11,454
                                                  ----------
                                                  $1,174,449
                                                  ==========

OTHER ASSETS

Other assets include FCC licenses, license application fees and organization costs. The FCC licenses and license application fees are amortized using the straight-line method over a period of 15 years. Organization costs are amortized over five-years. Accumulated amortization for these other assets totaled approximately $34,000 at December 31, 1996.

LONG-LIVED ASSETS

The carrying value of long-lived assets including intangibles is periodically reviewed by the Company for impairment, and losses are recognized as set forth in Financial Accounting Standards Board Statement No. 121, Accounting for Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of. There was no impact of adoption in 1996.

                     Mercury Paging & Communications, Inc.
                          and Its Affiliated Companies

                   Notes to Financial Statements (continued)





1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES

The stockholders have elected under Subchapter S of the Internal Revenue Code to include the Company's income in their personal income tax returns. Accordingly, there is no provision for income taxes.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amounts reported in the combined balance sheet for cash, accounts receivable, note payable to bank, loans payable to stockholders, and accounts payable and accrued expenses approximate their fair values at December 31, 1996.

2. COMMITMENTS

The Company rents office space and transmitter or tower sites under operating leases. The Company incurred approximately $255,000 in rent expense in 1996. Approximate future minimum annual rental payments required by these operating leases are as follows:

        Year ending December 31,
        1997                                             $191,000
        1998                                              162,000
        1999                                              161,000
        2000                                              123,000
        2001                                               92,000
        Thereafter                                         63,000
                                                         --------
                                                         $792,000
                                                         ========

                     Mercury Paging & Communications, Inc.
                          and Its Affiliated Companies

                   Notes to Financial Statements (continued)





3. NOTE PAYABLE TO BANK

The Company has a note payable to a bank with an outstanding balance of $1,900,000 at December 31, 1996. The note bears interest at 7% per annum and matured January 17, 1997, although such amount has not yet been repaid. The line is personally guaranteed by certain stockholders of the Company and certain of their personal assets.

On January 2, 1997, the Company borrowed an additional $600,000 from the same bank in order to repay the notes payable to stockholders described in Note 4 below.

4. PAYABLES TO STOCKHOLDERS

As of December 31, 1996, the Company had unsecured notes payable totaling $600,000 to three stockholders bearing interest at 8.5%. The notes were repaid on January 2, 1997, using the proceeds of the new bank notes described in Note 3 above. Interest incurred on notes payable to stockholders totaled approximately $4,600 in 1996.

In addition, the Company owed another stockholder approximately $210,000 which was non-interest bearing.

                     Mercury Paging & Communications, Inc.
                          and Its Affiliated Companies

                   Notes to Financial Statements (continued)





5. STOCKHOLDERS' EQUITY

The capital structure of the Company is as follows:


                                               SHARES       PAR     SHARES
       ENTITY                                 AUTHORIZED    VALUE  OUTSTANDING
       -----------------------------------------------------------------------
       Mercury Paging & Communications, Inc.   3,000,000     $.001  3,000,000
       M.P.C. Distributors, Inc.                     200     none         100
       Custom Page, Inc.                             200     none         100
       HTB Communications Inc.                       200     none         200

Mercury Paging & Communications, Inc. changed its capital structure in April 1996 by establishing a new class of common stock, increasing the number of authorized shares and exchanging each share of the no-par common stock outstanding for 29,850 shares of $.001 par common stock.

6.  PENDING EVENT

On September 30, 1996, the stockholders of the Company signed an agreement to sell all of the outstanding common stock of the Company to a wholly-owned subsidiary of Preferred Networks, Inc. ("PNI") for a combination of cash and common stock of PNI. The sale is expected to be consummated on January 31, 1997.

In addition, the Company entered into an agency agreement with PNI whereby PNI handled the billings to Mercury customers effective September 30, 1996. The Company incurred $125,000 in agency fees to PNI during the year ended December 31, 1996.

                         INDEPENDENT AUDITORS' REPORT

To the Stockholders
Mercury Paging and Communications, Inc. and Its Affiliated Companies Syosset, New York

        We have audited the accompanying combined balance sheet of Mercury Paging and Communications, Inc. and Its Affiliated Companies as of December 31, 1995, and the related combined statements of operations and accumulated deficit and cash flows for the year then ended. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Mercury Paging and Communications, Inc. and its Affiliated Companies as of December 31, 1995, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.


                             /s/SCHNEIDER EHRLICH & WENGROVER LLP

Woodbury, New York
May 2, 1996

                   MERCURY PAGING AND COMMUNICATIONS, INC.
                         AND ITS AFFILIATED COMPANIES
                            COMBINED BALANCE SHEET
                              DECEMBER 31, 1995


ASSETS

Current assets

   Cash                                                          $    9,776
   Accounts receivable                                              252,537
   Inventory                                                        496,142
   Prepaid expenses                                                   3,664
                                                                  ---------
    Total current assets                                            762,119

Property and equipment, net                                       1,136,000


Other assets - Security deposits                                     15,617
                                                                  ---------
Total assets                                                     $1,913,736
                                                                  =========

LIABILITIES AND STOCKHOLDERS' DEFICIT

LIABILITIES

Current liabilities

   Note payable - bank                                           $2,000,000
   Accounts payable and accrued expenses                            714,180
   Loans payable - shareholders                                     653,427
   Taxes payable                                                     26,935
   Deferred revenue                                                 140,639
                                                                  ---------

    Total current liabilities                                     3,535,181

COMMITMENTS (see notes)

STOCKHOLDERS' DEFICIT

   Common stock, no par value, 100 shares authorized,
    issued and outstanding                                           10,000
   Accumulated deficit                                           (1,631,445)
                                                                  ---------
    Total stockholders' deficit                                  (1,621,445)
                                                                  ---------
Total liabilities and stockholders' deficit                      $1,913,736
                                                                  =========


                 See notes to combined financial statements.

                    MERCURY PAGING AND COMMUNICATIONS, INC.
                          AND ITS AFFILIATED COMPANIES
            COMBINED STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT
                      FOR THE YEAR ENDED DECEMBER 31, 1995


REVENUE
       Sales                                                        $ 1,460,540
       Rental                                                             3,716
       Service - net                                                    615,722
       Maintenance and parts                                              1,224
       Miscellaneous                                                      3,733
                                                                     ----------
          Total revenue                                               2,084,935

COST OF SALES

       Inventory - beginning                                             54,450
       Purchases                                                      2,029,376
       Purchases - crystals                                             180,563
       Purchases - repair parts                                           7,194
                                                                     ----------

          Total                                                       2,271,583

       Less: inventory - ending                                         496,142
                                                                     ----------

          Total cost of sales                                         1,775,441
                                                                     ----------

GROSS PROFIT                                                            309,494

OPERATING EXPENSES                                                    1,501,864
                                                                     ----------

LOSS FROM OPERATIONS                                                 (1,192,370)

OTHER EXPENSES

       Depreciation                                                      82,611
       Interest and bank charges                                        120,461
                                                                     ----------

          Total other expenses                                          203,072
                                                                     ----------

NET LOSS                                                             (1,395,442)

ACCUMULATED DEFICIT - JANUARY 1, 1995                                  (236,003)
                                                                     ----------

ACCUMULATED DEFICIT - DECEMBER 31, 1995                             $(1,631,445)
                                                                     ==========


                 See notes to combined financial statements.

                   MERCURY PAGING AND COMMUNICATIONS, INC.
                         AND ITS AFFILIATED COMPANIES
                       COMBINED STATEMENT OF CASH FLOWS
                     FOR THE YEAR ENDED DECEMBER 31, 1995



                                                     INCREASE (DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES

Net loss                                                        $(1,395,442)

Adjustments to reconcile net loss to
  net cash used by operating activities:
    Depreciation and amortization                                    82,611
    Increase in accounts receivable                                (209,416)
    Increase in inventories                                        (441,692)
    Increase in prepaid expenses                                     (3,664)
    Increase in security deposits                                   (12,367)
    Increase in accounts payable and other accrued expenses         628,418
    Increase in deferred revenue                                    118,454
                                                                -----------
      Total adjustments                                             162,344
                                                                -----------

Net cash used by operating activities                            (1,233,098)
                                                                -----------

CASH FLOWS FROM INVESTING ACTIVITIES

  Purchase of property and equipment                             (1,195,572)
                                                                -----------

CASH FLOWS FROM FINANCING ACTIVITIES

  Proceeds from note payable - bank                               2,000,000
  Increase in loan payable - stockholders                           418,977
                                                                -----------

Net cash provided by financing activities                         2,418,977
                                                                -----------

NET DECREASE IN CASH                                                 (9,693)

CASH AT BEGINNING OF YEAR                                            19,469
                                                                -----------

CASH AT END OF YEAR                                             $     9,776
                                                                ===========

SUPPLEMENTAL DISCLOSURES

  Interest paid                                                 $   120,461
                                                                ===========


                 See notes to combined financial statements.

                   MERCURY PAGING AND COMMUNICATIONS, INC.
                         AND ITS AFFILIATED COMPANIES
                    NOTES TO COMBINED FINANCIAL STATEMENTS
                              DECEMBER 31, 1995


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Business Activity

         Mercury Paging and Communications, Inc. and Its Affiliated Companies (collectively, "the Company") are engaged in the sale and servicing of pagers in the Greater New York metropolitan area.

         Principles of Combination

         The accompanying combined financial statements include the financial statements of the following companies, after elimination of all significant intercompany transactions and balances:

         Mercury Paging and Communications, Inc.
         Custom Page, Inc.
         M.P.C. Distributors, Inc.
         HTB, Inc.

         These entities are related through common ownership and management.

         Accounts Receivable

         The Company uses the specific write-off method for uncollectible accounts.

         Property and Equipment

         Property and equipment are stated at cost. Depreciation and amortization is provided using the straight-line method for financial reporting purposes over the useful lives of the assets. For federal income tax purposes, depreciation is computed under the accelerated cost recovery system, the modified accelerated cost recovery system and the straight-line method.

         Income Taxes

         Mercury Paging and Communications, Inc. and its affiliates have elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions the Company is not allowed a net operating loss or carryback as a deduction. Instead the stockholders include their respective shares of the Company's net operating loss in their individual income tax returns.

                    MERCURY PAGING AND COMMUNICATIONS, INC.
                          AND ITS AFFILIATED COMPANIES
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                               DECEMBER 31, 1995

NOTE A -      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

              Use of Estimates

              Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities and the reported revenues and expenses. Actual results could vary from the estimates that were used.

NOTE B -      INVENTORIES

              Inventories are stated at the lower of cost or market. Cost is determined by the first-in, first-out method, and market represents the lower of replacement cost of estimated net realizable value.

NOTE C -      PROPERTY AND EQUIPMENT

              Property and equipment consist of the following:

                     Furniture and fixtures                    $   75,541
                     Computer equipment                            76,531
                     Transmitter equipment and frequency          951,420
                     Organization costs                           106,803
                     Leasehold improvements                        12,080
                                                               ----------
                                                               $1,222,375
                     Less: Accumulated depreciation
                           and amortization                        86,375
                                                               ----------
                                                               $1,136,000
                                                               ==========

              Total depreciation and amortization expense for the year ended December 31, 1995 amounted to $82,611.

NOTE D -      NOTE PAYABLE - BANK

              The Company has a $2,500,000 line of credit, of which $500,000 was available at December 31, 1995. Bank advances on the credit line are payable December 1, 1996 and interest is being paid monthly at the rate of Libra plus 1-1/2%. As of December 31, 1995, the interest rate was 7.4375%. This line is personally guaranteed by certain stockholders of the Company.

                    MERCURY PAGING AND COMMUNICATIONS, INC.
                          AND ITS AFFILIATED COMPANIES
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                               DECEMBER 31, 1995

NOTE E -      TRANSACTIONS WITH RELATED PARTIES

              The Company leases its premises in Syosset, New York under a month-to-month lease from HTB, Inc., an entity owned by the Company's stockholders. By agreement between the parties, total rental expense and $66,872 for the year ended December 31, 1995. In the opinion of management, these amounts represent fair market rentals for the premises.

NOTE F -      LOANS PAYABLE - OFFICERS

              This amount represents advances by the officers of the Company which are due on demand. Interest is accrued at the rate of 8% per annum.

NOTE G -      LEASE COMMITMENTS

              In April, 1995, the Company signed an operating lease for its location in Syosset, New York. The lease commenced on May 15, 1995. Monthly rental payments were $34,283 through December 31, 1995.

              The Company also leases various sites for their transmitting antennas throughout the New York metropolitan area. These leases are operating leases over a period of one to five years. Site rental expenses for 1995 were $92,907.

              The following is a schedule by year of future minimum rents required under the leases:

                     Year Ending
                     December 31,                                 Amount
                     ------------                                 -----
                        1996                                     $196,046
                        1997                                      179,291
                        1998                                      162,706
                        1999                                      161,697
                        2000                                      125,091
                      Thereafter                                  155,310
                                                                 --------

              Total minimum lease payments                       $980,141
                                                                 ========

                                  SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 18, 1997                  PREFERRED NETWORKS, INC.

                                    By:   /s/Kim Smith Hughes
                                          ---------------------------
                                          Kim Smith Hughes
                                          Chief Financial Officer

                              INDEX TO EXHIBITS

                                                                  SEQUENTIAL
                              EXHIBIT                              PAGE NO.
       -----------------------------------------------------   ----------------
2.1    Stock Purchase Agreement by and among Preferred
       Networks, Inc., Mercury Paging & Communications,
       Inc., HTB Communications Inc., Custom Page, Inc.,
       and MPC Distributing, Inc. and the Shareholders of
       Sellers dated as of September 30, 1996.

23.1   Consent of Independent Auditors - Ernst & Young LLP

23.2   Consent of Independent Auditors - Schneider Ehrlich
       & Wengrover LLP